Exhibit 99.4
                                                                    ------------

                  WRITTEN AGREEMENT BETWEEN PROVIDIAN BANK AND

                 THE UTAH COMMISSIONER OF FINANCIAL INSTITUTIONS

      WHEREAS, Providian Bank, Salt Lake City, Utah ("Bank") is an industrial loan corporation pursuant to Utah Code Annotated, Section 7-8-3;

      WHEREAS, the Commissioner of Financial Institutions, State of Utah ("Commissioner") is authorized to enter into this Written Agreement ("Agreement") with the Bank pursuant to Utah Code Annotated, Section 7-1-307;

      WHEREAS, the Bank and the Commissioner are of the opinion that the Agreement is necessary to protect the interests of the Bank and its depositors; and

      WHEREAS, on November 21, 2001, the Bank's board of directors ("Board") at a duly constituted meeting adopted a resolution authorizing and directing Mark Zupon, President, to enter into this Agreement on behalf of the Bank.

      NOW, THEREFORE, the Bank and the Commissioner agree as follows:

                                    ARTICLE I
                              COMPLIANCE COMMITTEE

      (1) Within three (3) business days after the date of this Agreement, the Board shall create a committee which shall include at least three independent members of the Board (directors who are not also officers or employees of the Bank; directors, officers, or employees of Providian Financial Corporation ("PFC"), San Francisco, California; or directors, officers, or employees of any other subsidiary of PFC) and shall be responsible for ensuring, monitoring and coordinating the Bank's compliance and implementation of the provisions of this Agreement (the "Compliance Committee").

      (2) The Compliance Committee shall meet at least monthly.

      (3) Within fifteen (15) days following the end of each month, the Compliance Committee shall submit a written progress report to the Board setting forth in detail:

            (a)   actions taken to comply with each Article of this Agreement;
            and
            (b)   the results of those actions.

      (4) Within twenty (20) days following the end of each month, the Board shall forward a copy of the Compliance Committee's report, with any additional comments by the Board, to the Commissioner and the Federal Deposit Insurance Corporation ("FDIC").

                                   ARTICLE II
               DECLARATION OF DIVIDENDS AND REDUCTIONS IN CAPITAL

      (1) Effective immediately, the Bank shall not declare or pay a dividend, or make a capital distribution, without obtaining the prior written consent of the Commissioner and the FDIC.

                                   ARTICLE III
                             RESTRICTIONS ON GROWTH

      (1) Effective immediately, the Bank shall not solicit, authorize or accept any new accounts within the "Standard Market." This prohibition shall not apply to pre-approved accounts already mailed out or applications in process as of the date of execution of this Agreement.

      (2) For purposes of this Article, "Standard Market" shall mean all of the Bank's loan segments identified by the Bank as being in the "Standard Market" and all other loans with similar credit characteristics and/or credit scores, including but not limited to "Standard Market" segments identified by the Bank as being in the Medium, Low/VeryLow, Other Aria+ Pay Pal, Aria Discontinued, New Secured, High Risk/Starter, No Credit, and Direct TV segments.

      (3) On or before December 7, 2001, the Bank shall prepare and submit to the Commissioner and the FDIC a plan to restrict the growth of the Bank ("Growth Restriction Plan"). The Growth Restriction Plan must be acceptable to the Commissioner and the FDIC and shall include, at a minimum:

            (a) limitations on credit line increases within the Standard Market accounts;
            (b) limitations on new accounts and credit line increases in the remaining segments of accounts, and tightened credit standards on all higher risk accounts in these segments; and
            (c) a preclusion from increasing the Bank's average total assets for any calendar quarter (commencing with the quarter ending December 31, 2001) more than two and one-half (2 1/2) percent over its average total assets for the preceding calendar quarter, unless and until the Bank's Capital Plan pursuant to Article IV has been accepted by the Commissioner and the FDIC; and
            (d) in calculating the Bank's growth under paragraph 3(c) above, the Bank shall use Item 9 Total Assets from Schedule RC-K of the Bank's Report of Condition.

     (4) Upon completion, the Growth Restriction Plan shall be submitted to the Commissioner and the FDIC for prior determination of no supervisory objection. Upon receiving a written determination of no supervisory objection from the Commissioner and the FDIC, the Bank shall implement and thereafter adhere to the Growth Restriction Plan. The Board shall review and update the Growth Restriction Plan on a quarterly basis, or more frequently if requested by the Commissioner and the FDIC. Copies of the reviews and updates shall be submitted to the Commissioner and the FDIC.

     (5) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to Growth Restriction Plan developed pursuant to this Article.

                                   ARTICLE IV
                                  CAPITAL PLAN

      (1) On or before November 30, 2001, the Bank shall prepare and submit to the Commissioner and the FDIC a three-year Capital Plan (the "Capital Plan"), provided that a draft of the Capital Plan shall be submitted on November 26, 2001. The Capital Plan must be acceptable to the Commissioner and the FDIC and shall include, at a minimum:

            (a) establishment and maintenance of adequate capital in an amount consistent with the capital levels prescribed by the FFIEC EXPANDED GUIDANCE FOR SUBPRIME LENDING PROGRAMS in Financial Institution Letter ("FIL") -09-2001;
            (b) projections for growth and capital levels based upon a detailed analysis of the Bank's assets, liabilities, earnings, fixed assets, and off-balance sheet activities;
            (c)  projections   of  the   sources  and  timing  of additional
            capital to meet the Bank's current and future needs;
            (d) the primary source(s) from which the Bank will strengthen its capital structure to meet the Bank's needs;

            (e) a contingency plan that identifies alternative sources should the primary source(s) under subparagraph (d) above be unavailable;
            (f) a dividend policy that permits the declaration of a dividend only when the Bank is in compliance with its approved Capital Plan; and
            (g) the execution of a Capital and Liquidity Assurances Agreement entered into by and between the Bank and PFC.

      (2) The terms of the Capital and Liquidity Assurances Agreement referenced in Paragraph (1) of this Article shall provide, among other things, that PFC commits to support, through capital contributions in the form of cash or other qualified assets, each of the capital levels set forth in the Capital Plan as accepted by the Commissioner and the FDIC and the liquidity needs of the Bank.

      (3) Upon completion, the Bank's Capital Plan shall be submitted to the Commissioner and the FDIC for prior determination of no supervisory objection. Upon receiving a written determination of no supervisory objection from the Commissioner and the FDIC, the Bank shall implement and thereafter adhere to the Capital Plan. The Board shall review and update the Bank's Capital Plan on a quarterly basis, or more frequently if requested by the Commissioner and the FDIC. Copies of the reviews and updates shall be submitted to the Commissioner and the FDIC.

      (4) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the Capital Plan developed pursuant to this Article.

      (5) If the Commissioner and the FDIC determine, in their sole discretion, that the Bank has failed to submit an acceptable Capital Plan as required by this Article, or has failed to implement or adhere to the Capital Plan, then, within ten (10) business days of receiving written notice from the Commissioner and the FDIC of such fact, if requested by the Commissioner and the FDIC, the Bank shall develop and submit to the Commissioner and the FDIC for their review and prior determination of no supervisory objection a Contingency Plan detailing the Board's proposal to either: (i) sell or merge the Bank, or (ii) liquidate the Bank in a manner that will result in no loss or cost to the FDIC. The Bank agrees that it will not begin the liquidation process prior to securing the Commissioner's and the FDIC's written determination of no supervisory objection to the Contingency Plan. After the Commissioner and the FDIC have advised the Bank in writing that they do not take supervisory objection to the Contingency Plan, the Board shall immediately implement, and shall thereafter ensure adherence to, the terms of the

Contingency Plan. Failure to submit a timely, acceptable Contingency Plan may be deemed by the Commissioner, in the exercise of his discretion, to constitute a violation of this Agreement.

                                    ARTICLE V
                       ALLOWANCE FOR LOAN AND LEASE LOSSES

      (1) On or before January 15, 2002, the Board shall review the adequacy of the Bank's Allowance for Loan and Lease Losses (the "Allowance") for assets on the books of the Bank, and shall establish and implement prior to submission of the Report of Condition and Income ("Call Report") for December 31, 2001, a program for the Bank's maintenance of an adequate allowance at all times ("Allowance Program"). This review and Allowance Program shall be designed to be consistent with the comments on maintaining a proper allowance found in the FDIC's POLICY STATEMENT ON ALLOWANCE FOR LOAN AND LEASE LOSSES METHODOLOGIES AND DOCUMENTATION FOR BANK AND SAVINGS INSTITUTIONS, FIL-63-2001, and with the guidance prescribed by the FFIEC EXPANDED GUIDANCE FOR SUBPRIME LENDING PROGRAMS, FIL-09-2001. The Bank's analysis shall include, but not be limited to, the following factors:

            (a)   results of the Bank's internal loan review process;
            (b) an estimate of inherent loss exposure on each pool of credit accounts originated or purchased by the Bank;
            (c)   loan loss experience;
            (d) trends of delinquent, nonaccrual and charged-off credit accounts;
            (e)   concentrations of credit in the Bank; and
            (f)   present and prospective economic conditions.

      (2) The Allowance Program required by paragraph (1) of this Article shall provide for an allowance for subprime loans sufficient to absorb at least all estimated credit losses on outstanding balances over the current operating cycle, typically 12 months. Estimates of credit losses should include accrued interest and other accrued fees (e.g., uncollected credit card fees or uncollected late fees) that have been added to the loan balances and, as a result, are reported as part of the Bank's loans on the balance sheet. The Bank may include these types of estimated losses in either the Allowance or a separate valuation allowance, which must be netted against the aggregated loan balance for regulatory reporting purposes. The Board and management are to ensure that the Bank's process for determining an adequate level for the Allowance is based on a comprehensive and adequately documented analysis of all significant factors. The consideration factors should include historical loss experience, ratio analysis, peer group analysis, and other quantitative analysis, as a basis for the reasonableness of the Allowance. To the extent that the historical net charge-off rate is used to estimate expected credit losses, it should be adjusted for changes in trends, conditions, and other relevant factors, including business volume, underwriting, risk selection, account management practices, and current economic or business conditions that may alter such experience. The Allowance must represent a prudent, conservative estimate of losses that allows a reasonable margin for imprecision. The Bank shall clearly document loss estimates and the Allowance methodology in writing. This documentation should describe the analytical process used, including:

            (a) the portfolio segmentation methods applied;
            (b) the loss forecasting techniques and assumptions employed;
            (c) the definitions of terms used in ratios and model computations;
            (d) the relevance of the baseline loss information used;
            (e) any rationale for adjustments to historical experience; and
            (f) a reconciliation of forecasted loss rates to actual loss rates, with significant variances explained.

      (3) The Allowance Program shall provide for a review of the Allowance by the Board at least once each calendar quarter. Any deficiency in the Allowance shall be remedied in the calendar quarter it is discovered, prior to the filing of the Call Report, by additional provisions from earnings or capital. Written documentation shall be maintained indicating the factors considered and conclusions reached by the Board in determining the adequacy of the Allowance.

      (4) Upon completion, the Bank's Allowance Program shall be submitted to the Commissioner and the FDIC for prior determination of no supervisory objection. Upon receiving a written determination of no supervisory objection from the Commissioner and the FDIC, the Bank shall implement and shall thereafter adhere to the Allowance Program. The Board shall review and update the Bank's Allowance Program on a quarterly basis, or more frequently if requested by the Commissioner and the FDIC. Copies of the reviews and updates shall be submitted to the Commissioner and the FDIC.

      (5) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the Allowance Program developed pursuant to this Article.

                                   ARTICLE VI
                              CONCLUDING PROVISIONS

      (1) The provisions of this Agreement shall be effective upon execution by the parties hereto and its provisions shall continue in full force and effect unless or until such provisions are amended in writing by mutual consent of the parties to the Agreement or excepted, waived, or terminated in writing by the Commissioner.

      (2) Any time limitations imposed by this Agreement shall begin to run from the effective date of this Agreement. Such time requirements may be extended in writing by the Commissioner for good cause upon written application by the Bank.

      (3) In each instance in this Agreement in which the Board is required to ensure adherence to, and undertake to perform certain obligations of the Bank, it is intended to mean that the Board will: (i) authorize and adopt such actions on behalf of the Bank as may be necessary for the Bank to perform its obligations and undertakings under the terms of this Agreement; (ii) require the timely reporting by Bank management of such actions directed by the Board to be taken under the terms of this Agreement; (iii) follow-up on any non-compliance with such actions in a timely and appropriate manner; and (iv) require corrective action be taken in a timely manner regarding any non-compliance with such actions.

      (4) Each provision of this Agreement shall be binding upon the Bank and all of its institution-affiliated parties, in their capacities as such, and their successors and assigns.

      (5) This Agreement is a "written agreement" for the purposes of Utah Code Annotated, Section 7-1-307, and enforceable under the provisions of that section. The Bank waives the right to challenge the validity of the Agreement under Utah Code Annotated, Section 7-1-307 or any other provision of law. This Agreement shall not be construed to constitute a written agreement, order, capital directive, or prompt corrective action.

      (6) This Agreement expressly does not form, and may not be construed to form, a contract binding on the Commissioner or the State of Utah. Notwithstanding the absence of mutuality of obligation, or of consideration, the Commissioner may enforce any of the commitments or obligations herein undertaken by the Bank under its supervisory powers, including Utah Code Annotated, Sections 7-1-307 and 7-1-321, and not as a matter of contract law. The Bank expressly acknowledges that neither the Bank nor the Commissioner has any intention to enter into a contract.

      (7) The provisions of this Agreement shall not in any manner bar, estop, or otherwise prevent the Commissioner or any other state or federal agency or department from taking any other action affecting the Bank.

      (8) All plans, programs, reports, or other such documents the Bank or Board are required to submit to the Commissioner pursuant to this Agreement should also be simultaneously submitted to the FDIC.

      (9) All communications regarding this Agreement shall be sent to:

            (a)   Providian Bank
                  Attention: Mark Zupon
                  6215 Wiley Post Way
                  Salt Lake City, Utah 84116;

            (b)   Providian Bank
                  Attention: Ellen Richey
                  201 Mission Street
                  San Francisco, California 94105;

            (c)   Patrick J. Rohan,
                  Regional Director
                  Boston Regional Office
                  Federal Deposit Insurance Corporation
                  15 Braintree Hill Office Park, Suite 100
                  Boston, Massachusetts 02184; and

            (d)   G. Edward Leary
                  Commissioner of Financial Institutions
                  Utah Department of Financial Institutions
                  324 South State Street, Suite 201
                  P.O. Box 89
                  Salt Lake City, Utah 84110-0089

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the 21st day of November, 2001.

/s/ Mark Zupon                         /s/ G. Edward Leary
--------------------                   ------------------------
Mark Zupon                             G. Edward Leary
President                              Commissioner of Financial Institutions
Providian Bank                         Utah Department of Financial Institutions
Salt Lake City, Utah                   Salt Lake City, Utah